Exhibit 13.12

TokenGazer《一问到底》第38期研究员 VS Blockstack 一、基本信息 1. 直播名称 TokenGazer《一问到底》第 38 期：研 究员 VS Blockstack 2. 直播时间 2019-04-25 20:00:00.0 二、直播记录 ❇ 我们本 次AMA是中 英文文 字问答 形式 ，活动 聊天记 录将被 保存并 提交给 美国证 券交易 委员会（SEC）。研究 员与社 区伙伴可以一起提问，请大家在提问 时标注 序号， 方便嘉 宾回 答。附 ：免责 声明： https://stackstoken.com/#disclaimer Our AMA i s i n a Q&A wi th text i n Engl is h a nd Chi nes e. The en ti re tra nscri pt of this event wi ll be sa ved a nd fil ed wi th SEC. Both res ea rchers a nd communi ty members ca n a s k ques ti ons . Pl ea s e ma rk the ques ti ons wi th numbers s o tha t our gues ts ca n a ns wer them more conveni entl y. Here i s the Bl ocks ta ck Di s claimer: https ://s ta cks token.com/#di s cl a i mer TokenGazer猫头鹰管理员 Let's welcome our guests from Blockstack to give us a brief introduction of themselves and their project. - - - - - - - - - - - - - - - 翻译：掌声有请项目方为我们做自我 介绍（ 个人以 及项目 简短 的自我 介绍 ）。 Muneeb Ali A little background on myself: I did a PhD in Computer Science from Princ eton University, specializing in distributed systems. My PhD thesis was on Blockstack and it was nominat ed by Princeton fo r a S IGCOMM dissertation award. - - - - - - - - - - - - - - - 翻译：我 是普林 斯顿大 学计算 机科学 博士， 专攻分 布式系 统。 我的博 士论文 是关于 Blockstack,被普林斯顿大 学提名 SIGCOMM dissertation 奖项。 1

Q1 HD Blockstack has been c alled as 'the new internet for decent ralized apps'. Coul d you give us some quick education for what Blockstack actually do? - - - - - - - - - - - - - - - 翻译：Blockstack 被称为新一代互联网，可否介绍一 下它的 实际功 能？ Muneeb Ali Blockstack was in research & development phase for 4 years. We’ve raised more than $50 million USD from investors like Union Square Ventures (early investors in Twitter, Zynga, MongoDB etc), Winklevoss Capital, Y Com binator, Naval Ravikant (founder of AngelList), Kevin Rose (founder of dig), Mike Arringt on (founder of TechCrunch), ZhenFund, Huobi Capital, FBG and many others. - - - - - - - - - - - - - - - 翻译：Blockstack 已经研究 开发 了 4 年。 我们已 经从 Uni on Square Ventures（T witter， Zynga，MongoDB 的早期 投资者 ）、Wi nklevoss Capital 、Y Com binator、Naval Ravikant（Angel List 的创始 人）、K evin Ros e（digg 创始人 ）、M ike Arrington（TechCrunch 的创始 人）、ZhenF und、 Huobi Capital、FBG 等许多投资者处募集 了超 过 5000 万美 元。 2

Yeah Blockstack is a decentralized computi ng network with over 80 apps built on it. It’s sometimes called a “new internet” because we replace several functionality of the “traditional” internet. - - - - - - - - - - - - - - - 翻译：Blockstack 是一个区中心化 的计 算网络 ，有 80 多个 应用。 它被称 为“新一代 ”的互 联网， 因为它 取代了 传统互 联网的部分功能。 If you look at the diagram above. We re -use the lower layers of the traditional internet and fix many problems at the “application l ayer” of the internet. Mostly focusing on security, privacy, and putting users in control of their data." Given out public filing with the SE C in the US I want to give this disclaimer (Full disclaimer is availabl e on stackstoken.com). - - - - - - - - - - - - - - - 翻译：看 上面的 图表 。我们 利用传 统互联 网的底 层，在互联 网的“应用层 ”上解 决了许 多问题 。主 要包括 安全、隐私和 让用户控 制他们 的数据 等方面 。考虑 到此次 活动要 向 SEC 备 案，我 在下面 贴出免 责声 明（全 文可以在 stacktoken.c om 查看）。 3

TokenGazer

Yeah Blockstack is a decentralized computing network with over 80 apps built on it. It's sometimes called a "new internet" because we replace several functionality of the "traditional" internet.

翻译：Blockstack 是一个区中心化的计算网络，有 80 多个应用。它被称为"新一代"的互联网，因为它取代了传统互联网的部分功能。


Most internet infrastructure is already decentralized: we focus on the parts that are not
Blockstack
Application Layer
Transport Layer
(TCP, UDP)
Network Layer
(IP)
Link Layer
(Ethernet, WLAN)
Decentralized

If you look at the diagram above. We re-use the lower layers of the traditional internet and fix many problems at the "application layer" of the internet. Mostly focusing on security, privacy, and putting users in control of their data." Given out public filing with the SEC in the US I want to give this disclaimer (Full disclaimer is available on stackstoken.com).

翻译：看上面的图表。我们利用传统互联网的底层，在互联网的"应用层"上解决了许多问题。主要包括安全、隐私和让用户控制他们的数据等方面。考虑到此次活动要向 SEC 备案，我在下面贴出免责声明（全文可以在 stacktoken.com 查看）。

Rule 255 Legend:

This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.


Our approach: Minimal logic on-chain for scaling and security
Many projects are trying to build a world computer: All state, compute, and storage on-chain. This is extremely hard/potentially impossible.
The Blockstack team has wisely chosen a full stack approach with minimal logic on the blockchain and with no scaling or security concerns in sight.
Smart contract security
Blockstack
Most current approaches
Full-stack scalability

3

Q3 T i ger-T okenGazer 研 究员 Talk to the comm unity here for your ‘prove of burn’ cons ensus. It is a two step m echanism: step 1: miner burn some PoW coin to joi n the l eader s election pool, step 2: randomly choose a leader from the pool to produce block. Have you done any economics study that what kind of the gaming behavior we can expect here? - - - - - - - - - - - - - - - 翻译：我 们知道 “Proof of Burn”共 识机制 分为两 步：步 骤 1：矿工 花费 P oW 代币 成为候 选领导 者； 步骤 2： 从候选 者中随机选出一个领导者出块。你们 是否研 究过其 中经济 性的 博弈机 制是怎 样的？ M uneeb A li Before we get into “Proof of Burn” let’s first go over the hi gh level idea first. Our mini ng al gorithm is called Tunable Proof of Work. It is designed to help bootstrap new proof of work blockchains in a secure way by reusing hash power of existing blockchains like Bitcoin. - - - - - - - - - - - - - - - 翻译：谈 “Proof of Burn”之 前，先 看一下 更高一 层的想 法。我 们的挖 矿算法 叫做 T unabl e Proof of Work, 它的设计目 的是通过使用现有区块链（如比特币 ）的哈 希值， 以一种 安全 的方式 引导新 的 PoW 区 块链。 We reus e hash power through the proof of burn m echanism where miners burn a PoW token like bitcoin to participat e in Stacks mining. The security properties are similar to consuming electricity and running ASICs. You’re consuming the PoW token instead. - - - - - - - - - - - - - - - 翻译：我 们通 过 Proof of Burn 来重 复使用 算力，矿工们 通过销 毁像比 特币这 样的 P oW 代币 来参 与 Stacks 挖矿。其 安全性类似于用电力运行 ASIC。 5

In terms of economic analysis, we have a deep study going on where rel evant experts are analyzing the algorithm and we will publish that study in the comi ng m onths. Our white paper 2.0 which is coming out i n a week will also have more details. Currently the best place to learn more about the mi ning algorithm is this talk by Jude Nelson who also did a PhD at Princeton with me and is one of our core devel opers: https://blog.blockstack.org/video-reusing-bitcoins-hashpower-to-l aunch-the-stacks-blockchain/" - - - - - - - - - - - - - - - 翻译： 在经 济分析 方面 ，我 们正在 深入 研究 ，并且 有相 关专 家对 算法进 行分 析， 我们将 在未 来几 个月内 发表 这一研 究。我们 的白皮 书 2. 0 将 在一周 内发表 ，届时 还将有 更多的 细节。 目前， 了解挖 掘算法 的最好 看一下 朱迪·纳 尔逊（J ude Nelson）的演讲，他是普林斯顿 大学（P rinceton）博 士，也 是我们 的核心 开发者 之一： https://blog.blockstack.org/video-reuse-reuse-bitcoins -hashpower-to-launch -launch-stacks-blockchai n/ Q4 HD This is actually a follow-up on Q2. Ethereum is 'decentralized computer', you talked about some difference, could you give a bit deep dive why do you choose this approach, Ethereum has been called decentralized computer and has been successful with many adoptions, how do you plan to catch up? - - - - - - - - - - - - - - - 翻译：我 这个问 题承接 第二问 ：以太 坊是“去中心 化计算 机”，你谈到 了你们 和以太 坊的区 别。可 否解释 一下你 们为什 么采用这样的方法，计划如何赶超以 太坊？ Muneeb Ali RE ethereum, there are massive scalability and security probl ems with the “world com puter” approach. App s built on Ethereum can’t even reach a million users. When cryptokitties got 500 thous and users on Ethereum it slowed down the entire network and the “word computer” stopped working for everyone. - - - - - - - - - - - - - - - 翻译：再说 一下以 太坊：世界计 算机的 方法存 在着很 多扩展 性和安 全性问 题。建 立在 Ethereum 上的应 用程序 甚至无 法达到一百万用户。当 Ethereum 上 的有 50 万用户 时，整 个网络 就会变 慢， “世界 计算机 ”就会 瘫痪。 6

Apps on Bl ockstack can already scale to millions of users today. Ethereum is now trying to build Ethereum 2.0 over the next 2 -5 years and we fundam entally believe that their approach to scaling is the wrong one. We’re the exact opposite. - - - - - - - - - - - - - - - 翻译：Blockstack 上的应用程 序现在 已经可 以扩展 到数百 万用 户。以 太坊目 前正在 尝试在 未来 2-5 年 内构建 以太坊 2.0，我们基本上认为他们的追求扩 展性的 方法是 错误的 。我们 的方式 恰恰相 反。 Q5 T i ger-T okenGazer 研 究员 Again for the ‘Proof of Burn’: leveragi ng on the bitcoin offers good security, but could the 6 block finality a n issue for timing and TPS capacity as well? In future how does Block stack own PoW chain looks like? - - - - - - - - - - - - - - - 翻译：还是 关于 ”Proof of Burn”的问 题：你们 用比特 币保障 系统安 全性，但 6 区块 的最终 确认机 制是不 是会影 响出块 时间和 TPS 容量？ Blockstack 未来会开发 PoW 链吗？ M uneeb A li Our stacks blockchain has a separate consensus al gorithm where you can “stream ” trans actions. The bitcoin burns are somethi ng miners do but micro blocks on he stacks blockchain can get confirm ed faster than that. Detail s in the white paper 2.0 or the Stacks improvement proposals listed on github - - - - - - - - - - - - - - - 翻译： 我们 的区块 链有 一个 单独的 共识 算法 ，您可 以把 交易 分流 。矿工 销毁 比特 币，但 是小 区块 可以得 到更 快的确 认。请看白皮书 2.0 或 Github 上 列出 的 Stacks 改进建议 的细节 。 m el ody 何君梦 For Q5 - https://github.com/blockstack/blockstack -core/blob/develop/sip/sip-001-burn-election.md 7

Q6 T i ger-T okenGazer 研 究员 How is the current development status of Blockstack’s native chain? Blockstack? - - - - - - - - - - - - - - - 翻译：Blockstack 原生链的开发进展如何？ M uneeb A li We pushed the Stacks blockchain v1 live in Nov 2018. The stacks blockchain v2 (which will be a major upgrade) is planned to go live in Q4 2019 or so. All code is open-source and available on: https://github.com/blockstack/blockstack -core Interestingly the stacks blockchain v2 is written in Rust and I really like that language. - - - - - - - - - - - - - - - 翻译：我们 在 2018 年 11 月推出 了 Stacks 区块 链 v1。Bl ockstack v2（这将是 一个主 要的升 级）计划 在 2019 Q4 推 出。所有代码都是开源的，可以在 https://github.com/blockstack/blockstack -core 上看到 。 有趣的是 Blockstackv2 是用 Rust 编写的，我非常喜 欢这种 语言 Q7 T i ger-T okenGazer 研 究员 In your whitepaper, approximately $425,000 worth of bitcoins have been destroyed to register in Blockstack. Could you explain how these bitcoin get destroyed?" - - - - - - - - - - - - - - - 翻译：白皮书中提到用于注册 Blockstack 而被销毁 的比特 币价值 约 425,000 美元。 能介绍 一下 销毁机 制吗？ Muneeb Ali Bitcoins or stacks tokens are destroyed by sending them to a “null addre ss” i.e. an address that no one has a private key to and you can cryptographically show that no one can get access to the private ke y of that “black hole” address. - - - - - - - - - - - - - - - 翻译：比 特币或 Blockstack 代币的销毁 方法是 发送到 一个空 地址， 即没有 人拥有 私钥的 地址， 您可以 用加密 学方式 证明没人有可以访问那个“黑洞”地址的 私钥。 8

Q8 T i ger-T okenGazer 研 究员 The Blockstack network is planned to obt ain at least 1 million verified users by Jan 30t h, 2020. If Milestone 2 is not reached, then the rem aining Fund value will be liquidated on a pro rata basis. How confident are you for the user acquisition? With only 10 months to go, what kind of promotions are in the plan? - - - - - - - - - - - - - - - 翻译：Blockstack 网络计划在 2020 年 1 月 30 日 之前注 册用户 达到 100 万 。如果 Mil estone2 没有按 时完成 ，那么 剩余的基金价值将按比例清算。你们 有多大 把握完 成这一 目标 ？ 目前剩 10 个月的时间，你们 的推广 计划是 怎样的 ？ M uneeb A li The funds attached to Milestone 2 are around 7M -8M (c ompare d to approx 25M for Milestone 1 which we’ve already successfully met). There are two primary strategi es for getting to the one million user mark: a) A potential airdrop to one million users (we’re i n early pl anning stages for this and it’s not confirmed yet if we’re going ahead with it). b) Porting over existing applications with large user bases to Bl ockstack. We’ve already seen apps port over to Blockstack and bring thei r users with them. We remain confident about reac hi ng Mil estone. We were in R&D phase, then infrastructure phase, then dev eloper traction phase, and now starting Q2 2019 or so we plan to start paying more attention to user traction. - - - - - - - - - - - - - - - 翻译：Milestone2 的目标 资金大 约为 7M -8M（ 我们已 经成 功实现了 Mil estone1，大约 25M ）。 有两个 主要的 策略来 获得 100 万用户： a) 可能会空投给 100 万用户（我 们正处 于早期 计划阶 段，不 一定会 用这种 方式 ）； b) 将具有大量 用户的 现有应 用程序 移植到 Blockstack。我们已经 有应用 程序迁 移到 Blockstack，并带来了用 户。 我们仍然 对实 现 Milestone2 充满 信心。我们 经过了 研发 阶段，搭建 基础设 施阶段 和吸引 开发 者阶段，现 在打算 在 2019 二季度开始吸引用 户。 9

Q9 T i ger-T okenGazer 研 究员 In case the milstone 2 won’t be met in time, and could trig a refund, will the refund be in fiat or in crypto? " - - - - - - - - - - - - - - - 翻译：如果 Milestone2 没有按时 完成， 你们是 以法币 还是数 字货币 退还资 金？ M uneeb A li The milestone 2 money is held by the Blockstack token funds in a mix of USD and crypto and accordi ng to the terms of the LP agreement any liquidation of the funds will be in USD. " - - - - - - - - - - - - - - - 翻译：Milestone2 的资 金包括 美元和 数字货 币，由 Bl ockstack 基金会持有，根 据 LP 协 议的条 款，资 金将以 美元清 算。 Q10 HD You said Ethereum 's scaling is on the wrong way. Does that mean you believe the PoS switch or sharding also won't work, and why? Blockstack only do the most necessary thing on bl ockchain, but could you also suggest how does the scalability looks like for t he chain itself - such as the TPS? - - - - - - - - - - - - - - - 翻译：你说 以太坊 的扩展 方式 是错误 的。这是 不是意 味着你 认为 P oS Switch 或 分片也 不可取， 为什么 ？Blockstack 只在区块链上做最必要的事情，请解 释一下 对于链 本身来 怎么 衡量可 拓展性——比如 TPS？ M uneeb A li Yeah I’ve been publicly critical of Ethereum scaling and shardi ng, Casper et c. those, in my technical opinion, are absolutely the wrong sol utions. We in fact did a public review of Casper CBC and pointed out tec hnical mistakes t hey made. That review was published by MIT press." - - - - - - - - - - - - - - - 翻译：是 的我们 公开批 评过以 太坊的 扩展性 ，分片 和 Casper 的问题 。从技 术上说 ，我认 为他们 的方法 是错误 的。我 们公开评论过 Casper CBC 并指出了他们的技术错误 。该评 论由 M IT 出版 社发表 。 10

Trans actions per second is the wrong throng to measure for scalability. What you need to measure is scalability or the full-stack i.e how many users can the system support and how many user interactions can the system support. They need to be in the order of billions of users, and hundreds of millions of interactions per hour. TPS only looks at the blockchain layer. If you are doing everything at the blockchain layer, you can’t scale period. That’s why we do most things outside of blockchains and can give comparable performance to cloud computing. - - - - - - - - - - - - - - - 翻译：TPS 不是衡 量可扩 展性的 正确方 法。您 需要衡 量的是 可扩展 性或者 说是全 栈（即 系统可 以支持 多大用 户量以 及系统可 以支持 多大规 模的用 户交互 ）。目标 是需要 达到数 十亿级 用户量 ，以 及每小 时的数 亿次交 互。TPS 只衡量 块链 层。 如果你 只使 用区块 链层 ，则 没有可 扩展 性。 这就是 为什 么我 们在区 块链 之外 做大多 数事 情， 并且可 以用 云计 算的性 能相 互比较。 Q11 T i ger-T okenGazer 研 究员 You also plan to l aunch a new smart contract language. Why do you prefer to create a new sm art contra ct language, what’s the thought for prons and cons " - - - - - - - - - - - - - - - 翻译：你们为什么要推出一种新的智 能合约 语言， 有怎样 的权 衡考量 ？ M uneeb A li We devel oped our own language because most smart contract languages out there are really badly designed. Solidity is a horrible language, basing it on Javasc ript was a bad design dec ision (JavaScri pt itself is a pretty bad language and professional engineers joke about it all the time). What you want from a smart contract language is security, predictability and formal verification. - - - - - - - - - - - - - - - 我们开发 自己的 语言因 为大多 数智能 合约语 言的设 计都很 糟糕 。Solidity 是 一种糟 糕的语 言，它 基于 Jav ascript 是一 个糟糕的 设计决 策（Javascript 本身 就是一 个非常 糟糕的 语言， 专业工 程师总 是拿它 开玩笑 ）。 您希望 的是从 智能契 约语 言中得到的是安全性、可预测性和专 业的验 证。 We also decided to not use a compil er because a compil er itself can introduce bugs and wit h smart cont racts you cannot afford to have unintentional bugs. See SIP 002 RE our language design: https://github.com/blockstack/blockstack -core/blob/develop/sip/sip-002-smart-contract-l anguage.md - - - - - - - - - - - - - - - 翻译：我们还 决定不 使用编 译器 ，因为 编译器 本身可 能会引 入错误 ，智 能合约 不能容 许意料 之外的 错误 。请参 阅 S IP 002 RE 语言设计： https://github.com/blockstack/blockstack -core/blob/development/SIP/SIP-002-smart-cont ract-language.md 11

Q12 T i ger-T okenGazer 研 究员 On Blockstack chain, smart contract will be write di rectly into the chain for interpretation. This approach seems quite similar to Ethereum. Do you f ores ee the state trio explosion with accelerated data storage growt h for Bl ockstack? If yes how do you plan to solve on that? - - - - - - - - - - - - - - - 翻译：Blockstack 的智能 合约会 被直接 写在链 上，这 种方法 与以太 坊非常 相似。 你认 为 Blockstack 的数据存 储量是 否会像以太坊那样增长太快？ 如果是的话你打算如何应对这个问 题？ M uneeb A li We do write the smart contract code to the stacks blockchain but there is a big difference from Ethereu m. We write the source code there, Ethereum writes the compil ed code, this has maj or im plications for fo rmal verification and security. With that said, yes smart contract code absolut ely must be written to the bl ockchain and it’s one of those f ew things that shoul d be done at the blockchain lay er. Ethereum and others do *everythi ng* at the bl ockchain layer, we do very little at the blockchain layer. Our blockchain state will grow but much more slowly. - - - - - - - - - - - - - - - 翻译 ：我们 的确编 写了智 能合约 代码 ，但与 以太坊 有很大 区别 。我 们编写 的是源 代码 ，Ethereum 编 写编译 后的代 码， 这对验 证和 安全性 具有 重要 意义。 智能 合约 代码绝 对必 须写 入区块 链， 这是 少数在 区块 链层 应该做 的事 情。 以太坊 和其 他项目在区块链层什么都做，我们在 区块链 层做的 非常少 。我 们的区 块链将 会增长 ，但速 度会慢 得多。 Q13 T i ger-T okenGazer 研 究员 The token inflation from mining rewards seems pretty high, much higher than Ethereum in the first couple years. Could that be an issue for investor? What’s the thought behind this? - - - - - - - - - - - - - - - 翻译： 挖矿 奖励的 代币 增发 率看起 来相 当高 ，远远 高于 以太 坊的 头几年 ，这 会威 胁到投 资人 的利 益吗？ 这背 后的想 法是什么？ M uneeb A li That’s the max possible inflation RE mining and we have an economic study going on where we’ll publish m ore details on how exactly the mining inflation will work and potentially adapt. - - - - - - - - - - - - - - - 翻译：这是挖矿造成的最大的增发率 ，我们 正在进 行一个 经济 研究， 关于挖 矿的代 币增发 我们将 公布更 多的细 节。 12

Q14 区 块 链 价 值 投资 I just used one app that build on bl ockstack names sigle with the url of "https://app.sigle.io", a blog site, but it still take 1 second for me to submit a blog, it still cant be quickly as the nonechain one,so after v2 will this change?or it's just the app that doesn't do well. - - - - - - - - - - - - - - - 翻译：我 刚刚使 用了一 个应用 程序 Blockstack 的程序，只有一 个“https://app.sigle.io”链 接，这 是一个 博客网 站，但 它仍然需 要 1 秒 的时间 来提交 一个博 客，不 如 Nonechain One 快，所 以在 v2 之 后会改 变吗？ 或者只 是这个 应用本 身的 问题？ M uneeb A li Probably something with the app. Try Graphite app.graphitedocs.com. - - - - - - - - - - - - - - - 翻译：可能是这个 App 的问题， 试试 Graphite app.graphitedocs.com。 Q15 T i ger-T okenGazer 研 究员 On the latest media there is report for Blockstack 1000x return f or ‘earl i nvestors’ . It seems these 1000x token were sold to Blockstack team as stated in your SEC filing. Could you give us the th ought behind the arrangement ? - - - - - - - - - - - - - - - 翻译：最 近有媒 体报导了 Bl ockstack 给早期投资者千 倍回报 率。你 们在美 国证券 交易委 员会备 案中似 乎提到 这些千 倍币是卖给 Blockstack 团队成员的。可以谈谈为什么做出 这样的 安排吗 ？ M uneeb A li those reports are f alse. The equity investors put in $5.1M US D into the company a 2000x return on t hat woul d be like $10 billion dollars, clearly no one has made 10 billion dollars. We issued tokens to the Blockstack PBC sharehol ders (includi ng founders and em ployees ) at an effective price of $0 (as m ost proj ects issue free tokens to the creators). That false report takes that effective $0 price of issuance to founders to spread misinformation. There is a FAQ entry about this and we plan to release a more detailed liquidity graph where various investor ca tegori es are clearly displayed. - - - - - - - - - - - - - - - 翻译：这些 报道都 是错的。投资者 投入 510 万 美元给 公司，2000 倍 的回 报大概 是 100 亿美元，显然 没有人 赚到 100 亿美元。 我们 以 0 美元的 实际价 格（因 为大多 数项目 向创作 者免费 发放代 币）向 董事会 股东（ 包括创 始人和 员工） 发放 代币。关于这一点，我们有 FAQ， 我们计 划发布 一个更 详细的 流动性 图表， 其中各 种投资 者类别 是明确 显示。 13

Q16 磊 Ray It sounds very likely that Blockstack had no pl an to develop an own blockchain from beginni ng. And what are the reasons to push your own bl ockchain afterwards ? And what roles are Blockstack blockchain & STX token playing ri ght there? And is there any innov ation in tokenomic/staking model of them?" - - - - - - - - - - - - - - - 翻译：这 听起来 很有可 能是 Blockstack 一开始没有计 划开发 自己的 区块链 。在这 之后， 是什么 原因推 动你们 开发自 己的区块链呢？Block Stack 和 STX 代币的作用？代币经济和抵押模式 有什么 创新吗 ？ M uneeb A li Yes we did try building on top of other blockchains. First on Namec oin (discovered security problems with it and published a research paper about the probl ems). Then we tried building on Bitcoin and discovered the sev eral limitations first hand. In the end we had no ot her choice but to build our own blockchain. We tr y to reuse existing solutions as muc h as possible and only build new things when absol utely needed. We do the same for storage where we repurpose existing cloud storage and make it decentralized. Only innovating where needed is a good design decision generally. - - - - - - - - - - - - - - - 翻译：是 的，我们 确实 尝试过 在其他 区块链 上搭建。首先 是 Namec oin（我 们发现 了它的 安全 问题，并 发表了 一篇关 于这些问 题的研 究论文 ）。 然后， 我们尝 试在比 特币的 基础 上进行 构建， 又发现 了几个 限制问 题。最 后，我 们别无 选 择， 只能建 立自 己的区 块链 。我 们试图 尽可 能使 用现有 的解 决方 案，只 在必 要的 时候构 建新 的东 西。对 于存 储， 我们使 用现 有云存储并使其去中心化，我们也是 这样做 的。只 有在需 要的 地方创 新，才 是一个 好的设 计决策。 Q17 T i ger-T okenGazer 研 究员 How to deal with the limitation called Zooko's Triangl e in Blockstack? Can you give us some detailed information about Pricing Functions of naming system?" - - - - - - - - - - - - - - - 如何解决 Blockstack 中的 “Zooko Triangle“问题？ 你能详细介绍一下命名系统的定价功能 吗？ M uneeb A li I want to thank you all for all the questions! Here are som e research scientists that can also answer more questions. And here are some media articles that can give you more information 14

TokenGazer

Q16

磊 Ray

It sounds very likely that Blockstack had no plan to develop an own blockchain from beginning. And what are the reasons to push your own blockchain afterwards? And what roles are Blockstack blockchain & STX token playing right there? And is there any innovation in tokenomic/staking model of them?"

翻译：这听起来很有可能是 Blockstack 一开始没有计划开发自己的区块链。在这之后，是什么原因推动你们开发自己的区块链呢？Block Stack 和 STX 代币的作用？代币经济和抵押模式有什么创新吗？

Muneeb Ali

Yes we did try building on top of other blockchains. First on Namecoin (discovered security problems with it and published a research paper about the problems). Then we tried building on Bitcoin and discovered the several limitations first hand. In the end we had no other choice but to build our own blockchain. We try to reuse existing solutions as much as possible and only build new things when absolutely needed. We do the same for storage where we repurpose existing cloud storage and make it decentralized. Only innovating where needed is a good design decision generally.

翻译：是的，我们确实尝试过在其他区块链上搭建。首先是 Namecoin（我们发现了它的安全问题，并发表了一篇关于这些问题的研究论文）。然后，我们尝试在比特币的基础上进行构建，又发现了几个限制问题。最后，我们别无选择，只能建立自己的区块链。我们试图尽可能使用现有的解决方案，只在必要的时候构建新的东西。对于存储，我们使用现有云存储并使其去中心化，我们也是这样做的。只有在需要的地方创新，才是一个好的设计决策。

Q17

Tiger- TokenGazer 研究员

How to deal with the limitation called Zooko's Triangle in Blockstack? Can you give us some detailed information about Pricing Functions of naming system?"

如何解决 Blockstack 中的 "Zooko Triangle"问题？ 你能详细介绍一下命名系统的定价功能吗？

Muneeb Ali

I want to thank you all for all the questions! Here are some research scientists that can also answer more questions. And here are some media articles that can give you more information

14

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